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                                                                    EXHIBIT 99.1

                   THERE ARE THREE WAYS TO DELIVER YOUR PROXY


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
          TELEPHONE                       INTERNET                          MAIL

This method is available for    Visit the Internet website at   Simply complete, sign and
residents of the U.S. and       http://proxy.georgeson.com.     date your Proxy Card and
Canada. On a touch tone         Enter the COMPANY NUMBER and    return it in the postage-paid
telephone, call TOLL FREE       CONTROL NUMBER shown below      envelope. If you are
1-800-850-5909, 24 hours a      and follow the instructions     delivering your proxy by
day, 7 days a week. You will    on your screen. Available       telephone or the Internet,
be asked to enter ONLY the      until 5 p.m. Eastern Time on    please do not mail your Proxy
CONTROL NUMBER shown below.     Wednesday, April 24, 2002.      Card.
Have your Proxy Card ready,
then follow the pre-recorded
instructions. Available until
5 p.m. Eastern Time on
Wednesday, April 24, 2002.
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                --------------                  --------------
                COMPANY NUMBER                  CONTROL NUMBER
                --------------                  --------------

          TO DELIVER YOUR PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
      PLEASE MARK
[X]   VOTES AS IN
      THIS EXAMPLE.

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
                                      FOR both              WITHHOLD
                                   numbers listed         AUTHORITY to
                                    below (except        vote for both
                                  as marked to the        nominees as
                                   contrary below)        listed below
                                                                                                               FOR  AGAINST  ABSTAIN
Item 1. Election of Directors.            [ ]                  [ ]      Item 4. Approval of the proposal
        THE BOARD OF DIRECTORS                                                  regarding the Noble Drilling   [ ]    [ ]      [ ]
        RECOMMENDS A VOTE "FOR"                                                 Corporation 1992 Nonqualified
        THE ELECTION OF THE                                                     Stock Option Plan for
        NOMINEES LISTED BELOW.                                                  Non-Employee Directors. THE
                                                                                BOARD OF DIRECTORS RECOMMENDS A
 LAWRENCE J. CHAZEN AND WILLIAM A. SEARS                                        VOTE "FOR" APPROVAL.

(INSTRUCTION: To withhold authority to
vote for any individual nominee, write
the nominee's name in the space provided below.)

---------------------------------------
                                                                                                               FOR  AGAINST  ABSTAIN
Item 2. Approval of the proposal to       FOR    AGAINST     ABSTAIN    Item 5. Approval of the merger
        amend Noble Drilling                                                    and approval and adoption      [ ]    [ ]      [ ]
        Corporation's Restated            [ ]      [ ]         [ ]              of the Agreement and Plan
        Certificate of Incorporation to                                         of Merger attached to the
        increase the authorized shares                                          accompanying proxy
        of common stock to 400,000,000                                          statement/prospectus as
        from 200,000,000. THE BOARD OF                                          Annex A. THE BOARD RECOMMENDS
        DIRECTORS RECOMMENDS A VOTE                                             A VOTE "FOR" APPROVAL.
        "FOR" APPROVAL.
                                          FOR    AGAINST     ABSTAIN    IN THEIR DISCRETION, THE PROXIES
Item 3. Approval of the proposal to                                     ARE AUTHORIZED TO VOTE UPON SUCH
        amend the Noble Drilling          [ ]      [ ]         [ ]      OTHER MATTERS AS MAY PROPERLY
        Corporation 1991 Stock Option                                   COME BEFORE THE MEETING.
        and Restricted Stock Plan. THE
        BOARD OF DIRECTORS RECOMMENDS A
        VOTE "FOR" APPROVAL.                                                       Change of address and/or Comments Mark Here [ ]




                                                                                                Date:                        , 2002
                                                                                                     ------------------------

                                                                                                -----------------------------------
                                                                                                Signature

                                                                                                -----------------------------------
                                                                                                Signature

                                                                                                Sign exactly as name appears
                                                                                                hereon. (If shares are held by
                                                                                                joint tenants, both should sign.
                                                                                                If signing as Attorney,
                                                                                                Executor, Administrator, Trustee
                                                                                                or Guardian, please give your
                                                                                                title as such. If the signer is
                                                                                                a corporation, please sign in
                                                                                                the full corporate name by duly
                                                                                                authorized officer.) Votes must
                                                                                                be indicated [X] in Black or
                                                                                                Blue ink.
(Please sign, date and return this proxy promptly in the enclosed postage prepaid envelope.)
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                         PLEASE DETACH PROXY CARD HERE
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                           NOBLE DRILLING CORPORATION
                      13135 SOUTH DAIRY ASHFORD, SUITE 800
                             SUGAR LAND, TEXAS 77478

                                      PROXY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned, revoking any proxy heretofore given in connection with the Stockholders' Meeting described below, hereby appoints James C. Day and Robert D. Campbell, and each of them, proxies, with full powers of substitution, to represent the undersigned at the Meeting of Stockholders of Noble Drilling Corporation to be held on April 25, 2002, and at any adjournment thereof, and to vote all shares of stock that the undersigned would be entitled to vote if personally present as follows:

          The shares represented by this proxy will be voted as directed herein. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, SUCH SHARES WILL BE VOTED "FOR" APPROVAL OF ITEM 1, ITEM 2,
     ITEM 3, ITEM 4 AND ITEM 5. The undersigned hereby acknowledges receipt of notice of, and the proxy statement/prospectus for, the aforesaid Stockholders' Meeting.


           (Continued and to be signed and dated on the reverse side)




                                                                SEE REVERSE SIDE